UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SOLERA NATIONAL BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

MICHAEL D. QUAGLIANO ROBERT J. FENTON LARS JOHNSON JACKSON LOUNSBERRY CARLYLE F. GRIFFIN DREW QUAGLIANO MELISSA ALLEN
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 19, 2014, Michael Quagliano first issued the following communication to shareholders of Solera National Bancorp, Inc.:

“

SOLERA BACKTRACKS ON PRIOR STATEMENT TO SHAREHOLDERS

LAST MINUTE DESPERATE ACT TO REDUCE BOARD SIZE ACKNOWLEDGES SHAREHOLDER SUPPORT FOR A SMALLER BOARD

In an SEC filing this past Friday, Solera National Bancorp, Inc. (Solera or SLRK) announced that 4 of its 11 candidates have resigned from the board and will not stand for election.  Instead of standing by its prior statements, Solera will now proceed with a drastically reduced slate of seven nominees, the majority of whom have been rejected by Institutional Shareholder Services, Inc. (“ISS”)

Backtracking on its prior statements asserting a smaller board “would be harmful to shareholder interests” Solera now chooses to go with a seven member Board in claimed response to shareholder pressure.  It is clear that Quagliano’s proposal to reduce the size of the Board is supported by shareholders and, by reducing the Board to seven, Solera concedes that its prior statement that a smaller Board “could not provide the Company the same range and depth of valuable skills, experience and community contacts its nominees collectively offer” has little basis.

Even with the resignation of its nominees, the majority of Solera’s remaining candidates have been rejected by ISS, and the reduction fails to address the scathing facts and statistics listed by ISS below that continue to damage shareholder value.

Regardless of the number of Solera nominees or Solera’s spin on the resignations, fundamental change is needed in the leadership of Solera, a change that can only come by electing Quagliano’s nominees and approving the reduction in the board to five members.

ISS Finds Evidence of Underperformance and Serious Governance Concerns at Solera…

Recommends a “Withhold Vote” for a Majority of Solera’s Remaining Slate of Directors

Commenting on the Solera Annual Meeting, Institutional Shareholder Services Inc. (ISS), the world’s leading provider of corporate governance solutions for asset owners, investment managers, and asset service providers, stated:

“There is evidence of underperformance and serious governance concerns at the company … in light of which WITHHOLD votes are warranted for all but the 3 newest management nominees.”

ISS recommends withholding votes for 4 of the remaining 7 Solera nominees.

In addition, ISS noted the following:

“The board amended its bylaws to raise the requirement for shareholders to call a special meeting from 10% of outstanding shares to 33.3% in July 2013. The board made this unilateral decision without seeking shareholder approval. The company did not provide a rationale for unilaterally reducing shareholders’ right to call special meetings, nor has it put the bylaw amendment on this ballot for shareholder approval. The bylaw amendment diminishes shareholder rights.”

And the following:

“In evaluating SLRK’s financial performance, ISS compared its key financial ratios with those of 10 peers within the same industry group and of similar size and geographic location. The peer group was identified by information from independent research firm SNL Financial based on industry, geographic location, operating status, and total assets.  For fiscal 2013, SLRK underperformed its peers in all the selected financial ratios.  The bank’s return on average assets (ROAA) and return on average equity (ROAE) were both negative Net interest margin (NIM), was lower than all 10 of the selected peers’. The efficiency ratio, which measures the amount of overhead cost per dollar of revenue and reflects the bank’s ability to generate revenue from its nonfunding-related expense base, was above 100% and 36.7 percentage points higher than the peer median.”

IT IS TIME FOR A NEW DIRECTION AT SOLERA NATIONAL BANCORP, INC.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES OF COMMON STOCK YOU OWN.

We appreciate your support and your desire to forge a new direction for Solera National Bancorp.  Please help us send a clear message to the current Board of Directors by doing the following:

Vote the BLUE proxy form “For” the proposal to amend the bylaws and “For” our nominees.

Sign the BLUE Proxy Card Date the BLUE Proxy Card Mail the BLUE Proxy Card in the envelope provided.

Please note that if any of your shares are held in a brokerage account, your broker will not vote your shares for you.  If you want your shares to be voted, you must cast the vote.

Depending on your broker, you may be able to vote by telephone or the internet.  For telephone voting please call the toll free number shown on the front of your voting instruction form.  To vote by internet please go to the website shown on your voting instruction form.  There is a control number on the front of your voting instruction form.  Please have the control number ready when you call or log on and then follow the easy step-by-step instructions.

PLEASE DO NOT RETURN ANY PROXY CARD SENT TO YOU BY THE CURRENT BOARD OF DIRECTORS, NOT EVEN TO VOTE AGAINST THEM. DOING SO COULD INVALIDATE YOUR VOTE FOR A NEW DIRECTION AT SOLERA NATIONAL BANCORP.  PLEASE DISPOSE OF ANY MATERIALS FROM THE CURRENT BOARD OF DIRECTORS.

If you have any questions or require assistance in voting your BLUE proxy card,

please call Advantage Proxy, Inc. at the phone numbers listed below.

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Banks and Brokers Call Collect: (206) 870-8565

Shareholders Call TOLL-FREE: (877) 870-8565

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

These soliciting materials contain “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in these soliciting materials and the material accompanying these soliciting materials.”